                                                                Exhibit 10.05.06

                                     LEASE
                                     -----

     THIS LEASE is made and entered into as of the 1st day of January, 1989, by and between SALEM BROADCASTING COMPANY, a California general partnership, hereinafter referred to as "Landlord" or "Lessor", and GOLDEN GATE BROADCASTING COMPANY, INC., a California corporation, hereinafter referred to as "Tenant" or "Lessee".

     In consideration of the following covenants, agreements, conditions and representations, the parties agree as follows:

     1.    Property Leased.  Landlord hereby leases to Tenant and Tenant hereby
           ---------------
rents from Landlord on the terms, covenants and conditions hereinafter set forth, those certain premises and appurtenances located in Hayward, California and described on Exhibit A attached hereto (the "premises" or the "leased premises").

     2.    Term; Option to Extend.  The term of this Lease is five (5) years,
           ----------------------
commencing on the date hereof and terminating five (5) years from that date. Tenant shall have the option, if Tenant is not at the time in default under this Lease, to extend the term of this Lease for up to two (2) successive periods of five (5) years each, and, except as set forth in Paragraph 4, below, on the same terms, covenants and conditions herein contained. Each option to extend the term shall be exercised only by Tenant's delivery to Landlord by United States mail on or before 90 days prior to the commencement of the renewal term of written notice of Tenant's election to extend as provided herein.

     3.    Use.
           ---

           (a) The premises shall be used to operate a radio station, including, but not limited to, operation of a directional antenna system including a transmitter for use in connection with the operation of a radio station, and for such uses as are incidental or customarily related thereto. The premises shall not be used for any other purpose without Tenant first obtaining the written consent of Landlord thereto.

           (b) Landlord agrees that in the event an inspection by any municipal or governmental authority results in a citation or order being issued requiring the correction of any condition existing on the leased premises at the time they were made available to Tenant, Landlord shall at its expense remedy said condition within a reasonable period of time; provided that Landlord shall have the right to dispute any such order and shall be required to correct said condition only after it has exhausted its rights to appeal or review of said order or citation. Tenant agrees that it will comply with all laws, ordinances, orders, rules, regulations or requirements of all governmental authorities which are applicable to its use and/or occupancy of the leased premises. Notwithstanding the foregoing, either Landlord or Tenant shall have the right to contest by appropriate proceedings the validity and/or applicability of any such laws, ordinances, orders, rules, regulations and/or requirements.

     4.    Rent.  Tenant shall pay rent to Landlord during the term of this
           ----
Lease as follows;

     4.1. During the first five (5) years of this Lease, the amount of Eleven Thousand Dollars ($11,000.00) per month.

     4.2. During the first (5) year extended term of this Lease, a monthly amount equal to one (1%) of the appraised value of the leased premises as of the commencement of the extended term as determined by an appraiser mutually selected by Landlord and Tenant not later than fifteen (15) days after Tenant's delivery of the election to extend the term of the Lease under Section 2, above. The cost of the appraisal shall be paid by Tenant.

     4.3 During the second five (5) year extended term of this Lease, a monthly amount equal to one (1%) of the appraised value of the leased premises as of the commencement of the extended term as determined by an appraiser mutually selected by Landlord and Tenant not later than fifteen (15) days after Tenant's delivery of the election to extend the term of the Lease under Section 2, above. The cost of the appraisal shall be paid by Tenant.

     4.4 Rent shall be payable in lawful money of the United States to Landlord at 2310 Ponderosa Drive, Suite 29, Camarillo, California 93010 on the first day of each month.

     5.    Taxes and Assessments.  Tenant shall pay all real property taxes,
           ---------------------
governmental special assessments and land benefit charges levied against the real property leased to Tenant herein and which are applicable to the period beginning with the commencement of this Lease. Tenant shall pay before delinquency all general and special taxes, licenses, fees, charges or taxes imposed by any governmental entity by reason of the Lease, Tenant's occupation or use of the leased premises or Tenant's activities thereon. In addition, Tenant shall pay all taxes levied against the personal property of Tenant or improvements installed by Tenant becoming a part of the real property of every description, maintained on and used by Tenant in connection with the leased premises. All of such charges, costs, and expenses shall constitute additional rent, and upon the failure of Tenant to pay any of such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay rent.

     6.    Improvements.  The term "improvements" as used herein means any
           ------------
improvement, addition or change to the leased premises, any alteration of the leased premises, or anything placed, installed or constructed in, on or upon the leased premises, whether or not characterized by law as a fixture, but does not include the Tenant's personal property.

     Tenant shall not make, or permit to be made any structural improvements or alterations, in, on, or to the leased premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided that the improvements shall not lessen the value of the leased premises. Any improvements made in, on, or to the leased premises shall be at the sole expense of Tenant and any additions to or alterations of said premises shall become at once a part of the realty and belong to Landlord. Tenant shall keep the premises and the property in which they are situated free from any liens arising out of any work performed on the leased premises, by or on behalf of Tenant, for material furnished to the leased premises, or for obligations incurred by Tenant. In making any alteration that Tenant has a right to make, Tenant shall not commence such improvement or alteration until three
(3) days after Landlord has received notice from Tenant stating the date of commencement of the improvement or alteration so that Landlord can post and record any appropriate notice of nonresponsibility. All alterations shall be completed with due diligence.

     Subject to the provisions of Paragraph 16, below, if any installation, alteration or improvement is required by law by any governmental authority, Tenant shall at Tenant's cost and expense promptly make such installation, alteration or improvement.

     Provided Tenant is not in default or in breach of this Lease beyond the expiration of any applicable grace periods, Tenant may during the term of this Lease, and shall immediately upon the expiration of this Lease, remove from the leased premises all of Tenant's personal property and trade fixtures and such other property which Landlord may during the term of this Lease agree or acknowledge in writing are improvements belonging to Tenant.

     Tenant may from time to time during the term of this Lease install trade fixtures of various kinds and descriptions for the purpose of carrying on, and used in connection with, any broadcasting business conducted on the leased premises, and upon any of such trade fixtures being so installed or placed on the leased premises by Tenant or any other person, the same shall remain at all times the property of Tenant or such other person and, at any time during the term of this Lease, and at the termination thereof, Tenant or such other person shall be entitled to remove any and all of such trade fixtures that shall belong to the person so removing the same, and Landlord shall have the right to require the Tenant at the expiration of the term to remove any or all of such trade fixtures; provided that all damage to the leased premises caused by such removal shall be fully repaired by Tenant at Tenant's sole expense.

     7.    Maintenance and Upkeep.  By entry hereunder, Tenant accepts the
           ----------------------
premises as being in good and sanitary order, condition and repair. Tenant shall at Tenant's own cost and expense keep the entire property in a clean, neat, sanitary and sightly condition at all times and free from dirt, debris, accumulation of waste and fire hazards. Tenant shall upon the expiration or sooner termination of this Lease surrender to Landlord the leased premises and appurtenances thereto in a good, sanitary order, condition and repair, ordinary wear and tear excepted.

     8.    Repairs.  Tenant shall at its sole cost and expense maintain the
           -------
leased premises in good condition and shall make all necessary repairs thereto. In the event that Landlord determines that a repair or replacement is needed and Tenant after notice does not make said repair or replacement within a reasonable period of time, Landlord shall notify Tenant that it considers said repair or replacement necessary and it is contemplating making said repair. Landlord may then, at its option, make such repair or replacement and charge the cost incurred to Tenant as additional rental. It is agreed that nothing in the foregoing shall relieve Tenant from full performance of its obligations and that the limitation referred to above is in addition to any other remedy available to Landlord.

     9.    Indemnification; Liability Insurance.  Tenant shall save and hold
           ------------------------------------
harmless, indemnify and defend Landlord from any damage or liability arising out of or relating to any death, bodily injury, or property damage resulting from, or in connection with, the acts of, or the maintenance, use, or occupation of the leased premises by Tenant, Tenant's agents, servants, employees, contractors, or patrons. Tenant shall, at

Tenant's sole cost and expense, carry public liability insurance and property damage insurance in amounts reasonably required by Landlord. All such insurance shall be carried with insurance companies satisfactory to Landlord. Said insurance shall name Landlord as a co-insured or an additional insured. Tenant shall furnish, or cause to be furnished to Landlord, upon request, certificates of insurance from the insurance carrier stating that such insurance is in full force and effect, that the premiums thereon have been paid and that the insurance carrier will give Landlord at least ten (10) days prior written notice of any termination, cancellation, or modification of such insurance.

     10.   Fire Insurance.  Through the term of this Lease, Tenant shall
           --------------
maintain at its sole cost and expense, fire and extended coverage insurance on the premises and the appurtenances being leased by Tenant, insuring the premises for not less than ninety percent (90%) of its replacement value. Landlord and Tenant shall be named as loss payees as their interest shall appear and, on Landlord's demand, Tenant shall also include the holder of any mortgage or deed of trust encumbering the fee as a loss payee to the extent of that mortgagee's interest.

     Tenant shall furnish, or cause to be furnished to Landlord, upon request, certificates of insurance from the insurance carrier stating that such insurance is in full force and effect, that the premiums have been paid and that the insurance carrier will give Landlord at least ten (10) days prior written notice of any termination, cancellation or modification of such insurance. Tenant may provide a certificate of insurance under its blanket insurance policies in satisfaction of this requirement.

     If Tenant fails or refuses to procure or maintain said fire or liability insurance as required by this Lease or fails or refuses to furnish Landlord with the required proof that the insurance has been procured and is in force and paid for, Landlord shall have the right, at Landlord's option upon five (5) days written notice, to procure and maintain such insurance. The premium paid by Landlord shall be treated as additional rent due and payable immediately. Landlord shall give prompt notice of the payment of such premiums, stating the amounts paid and the insurer or insurers, and interest shall run from the date of the notice.

     11.   Assignment and Subletting.  Tenant shall not have the right to assign
           -------------------------
this Lease, or any part thereof, to any third person(s), firm(s) or corporation(s) without the prior written consent of Landlord.

     12.   Utilities.  Tenant shall pay for all utilities furnished to or
           ---------
delivered at the leased premises, including connection and installation charges and shall make payments directly to the utility company furnishing same. Tenant shall protect Landlord and save Landlord harmless from any liens arising out of the nonpayment of its utility charges.

     13.   Entry by Owner Inspection and Notices.  Except as expressly provided
           -------------------------------------
to the contrary herein, Tenant shall permit Landlord and his agents to enter into and upon said premises upon first giving reasonable notice, reasonable notice being twenty-four (24) hours, for the purpose of inspecting the same or for the purpose of making repairs, alterations, or additions to any portion of said building to be made by Landlord upon Tenant's breach of its obligations to maintain and repair the premises, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the property in which the said premises are located any usual or ordinary "for sale" signs, or to show during the last twelve (12) months of the term the premises to prospective future tenants, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises occasioned thereby. Prior notice is not required in the event of an emergency situation.

     14.   Waivers of Damages.  Tenant as a material part of the consideration
           ------------------
to be rendered to Landlord, hereby waives all claims against Landlord, except for Landlord's, its employees', contractors', invitees', agents' and servants' negligence or willful misconduct or breach of this Lease.

     15.   Destruction of Premises.  In the event of a total or partial
           -----------------------
destruction of the leased premises during the term of this Lease, Tenant shall forthwith repair the same upon the receipt of insurance proceeds, provided such repairs can be made within one hundred twenty (120) days under the applicable laws and regulations. Landlord will cooperate with Tenant in such manner as is necessary in order that the insurance proceeds payable under the insurance obtained under Paragraph 10 are paid to Tenant as promptly as possible. Any such destruction shall not annul or void this Lease; however, rent to be paid by Tenant hereunder shall be equitably adjusted according to the amount and value of the undamaged premises remaining. If such repairs cannot be made within one hundred twenty (120) days, this Lease may be terminated at the option of Tenant. If the leased premises are not rebuilt as provided herein, the insurance proceeds obtained under Paragraph 10 shall belong to Landlord, except that Tenant shall be entitled to that portion of the award, if any, attributable to the destruction of Tenant's trade fixtures and personal property which Tenant had the right to remove upon the termination of this Lease.

     16.   Remedies Upon Default.
           ---------------------

           (a)   Landlord's Remedies. Except as otherwise provided herein,
                 -------------------
should Tenant default in the performance of any covenant or provision herein with reference to the payment of rent or other payment of money, and such default continues for five (5) days after receipt by Tenant of written notice from Landlord of such default, or should Tenant default in the performance of any other covenant or provision herein, other than the payment of money, and such default, if curable, is not cured within thirty (30) days after service upon Tenant of a written notice thereof from Landlord, or if not curable within thirty (30) days, Tenant fails to commence a cure within thirty (30) days after service upon Tenant of a written notice thereof from Landlord and thereafter diligently pursues such cure to completion, Landlord may terminate Tenant's right of possession to the leased premises and may recover from Tenant all of the damages to which Landlord is entitled under the laws of the State of California.

     None of Landlord's rights herein specified in the event of a default by Tenant shall prejudice any other legal remedies available to Landlord other than those herein enumerated.

           (b)   No Waiver.  Efforts by Landlord to mitigate the damages caused
                 ---------
by Tenant's breach of this Lease shall not waive Landlord's right to recover damages under this paragraph. For the purpose of subparagraph (a) above, the following shall not constitute a termination of Tenant's right of possession:

                 (1) Acts of maintenance or preservation or efforts to relet the property; and

                 (2) Appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease.

           (c)   Reentry.  Upon a default of Tenant not cured within the time
                 -------
specified in subparagraph (a), or if Tenant abandons the premises, Landlord shall have the right to reenter the leased premises and take possession thereof with or without terminating the Lease upon giving the notice of reentry as required by law. Upon such reentry, Landlord may (but is not obligated to do so) relet the leased premises for the benefit of the Landlord and Tenant on such terms and conditions and at such rental as may then be reasonably available to Landlord. Such reletting shall not relieve Tenant from any of Tenant's obligations hereunder unless the Lease is terminated by Landlord by a written notice of termination served on Tenant.

     17.  Waste; Nuisance.  Tenant shall not commit, or suffer to be committed,
          ---------------
any waste upon the premises, nor cause, maintain or permit any nuisance in, on or about the premises.

     18.  Compliance with Law.
          -------------------

            (a) Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, after appeals have been taken or waived, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the premises shall be conclusive of that fact as between Tenant and Landlord.

            (b) Subject to other provisions of this Lease, Tenant, upon prior notice to Landlord, shall be entitled to contest or have reviewed in good faith in the name of Landlord or Tenant, but at the expense of Tenant (except as otherwise provided in this Lease) by appropriate proceedings diligently conducted, the amount, validity or applicability, as the case may be, of any:

                 (i) Law, ordinance, order, rule, regulation or requirement of any governmental authority applicable to the leased premises or to the use thereof or any such proposed law, ordinance, order, rule, regulation or requirement;

                 (ii) Any tax or any proposed tax or other charge or amount levied or assessed against the leased premises by any governmental authority which under the terms of this Lease is payable by the Tenant;

                 (iii) Lien or encumbrance filed or asserted against the leased premises or any part thereof arising out of any claim asserted against the Tenant which might be or become a lien or encumbrance upon the leased premises or any part thereof, or

                 (iv) Other expense or charge, which, during the term of this Lease, shall be levied, assessed, imposed, demanded or threatened to be assessed, demanded or imposed by any governmental authority or by any insurance carrier upon or with respect to or alleged by any person to have been incurred in connection with Tenant's possession, occupation, operation, alteration, maintenance, repair or use of the leased premises or the making of any additions thereto. The period of any such permitted contest shall be excluded in computing the period during which a default shall be deemed to exist, if such default would not have occurred except by such contest.

                  If any mechanic's, laborer's or materialman's lien shall at any time be filed against the leased premises as a result of either Landlord's or Tenant's occupancy thereof, or which arises out of any claim asserted against the Landlord or Tenant, the party against who a claim exists giving rise to such lien shall, within thirty (30) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If either party shall fail to cause such lien to be discharged during the period aforesaid, then, in addition to any other right or remedy, the other party may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings. Any amount paid by Tenant and all costs and expenses incurred by Tenant in connection with any such claim shall be credited upon installments of rent payable by Tenant to Landlord hereunder. Interest at the rate of ten percent (10%) per annum from the making of any such payment or incurring of any such costs or expenses shall be added to such amount to be credited to Tenant by Landlord. Any amount paid by Landlord and in connection with any such mechanic's, laborer's and materialman's lien or arising out of a claim asserted against Tenant incurred by Landlord in connection therewith, together with interest thereon at the rate of ten percent (10%) per annum from the respective dates of Landlord's making of the payment or incurring of such costs and expenses shall constitute additional rent payable as additional rent by Tenant to Landlord on demand.

     19.  Attorneys' Fees.  If either party employs an attorney or attorneys to
          ---------------
determine or enforce the provisions hereof, the prevailing party (whether by negotiation, settlement or suit) shall be paid his reasonable attorneys' fees and expenses by the non-prevailing party.

     20.  Time.  Time is of the essence of this Lease.
          ----

     21.  Condemnation.  If the leased premises, or any part thereof, are taken
          ------------
by condemnation, or incident to the exercise of the power of eminent domain, (hereinafter referred to as "condemnation") the following shall apply:

          (a) If the entire leased premises are taken or acquired by condemnation this Lease shall terminate. Such termination shall take effect as of the date taking becomes effective by passage of title to the leased premises to the condemning authority pursuant to court order, or by the physical taking of possession of the leased premises by the condemning authority, whichever is earlier.

          If only a portion of the leased premises is taken or acquired by or incident to condemnation and a part thereof remains which in Tenant's opinion can be used for the purpose specified in Paragraph 3 of this Lease without compromising Tenant's activity or usability of the premises, this Lease shall, except for the part actually taken, remain in full force and effect.

          (b) If only a portion of the leased premises is taken by condemnation and part thereof remains which can be used for the purposes specified in Paragraph 3 of this Lease, rent payable under this Lease shall be equitably adjusted according to the amount and value of the leased premises remaining for Tenant's use.

          Such adjustment in rent shall take effect on the date title to the condemned portion of the leased premises passes to the condemning authority pursuant to court order or on the date the condemning authority takes physical possession of the condemned leased property, whichever is earlier.

          (c) All compensation paid for the land and improvements taken, including severance damage, if any, shall belong to Landlord except that Tenant shall be entitled to any relocation award specifically for Tenant's benefit and such portion of the award attributable to Tenant's trade fixtures and personalty, if any.

          (d) Landlord, under no circumstances, shall be or become liable for or on account of any damage to, loss of, or interference with Tenant's business occasioned by any condemnation or threat thereof.

     22.  Bankruptcy or Insolvency.  It shall be a breach of this Lease and
          ------------------------
Landlord, at its option, upon giving written notice of termination to Tenant, may terminate this Lease for any of the following events:

          (a)  Assignment of the Lease by operation of law;

          (b) The appointment of a receiver to take possession of all or substantially all of the assets of Tenant and the receiver is not discharged within thirty (30) days after his appointment.

          (c)  A general assignment for benefit of creditors by Tenant;

          (d) The filing of a voluntary petition or arrangement in bankruptcy by Tenant;

          (e) The filing of an involuntary petition or arrangement in bankruptcy against Tenant and the same is not dismissed within sixty (60) days from the date of filing; and

          (f) Any other action taken or suffered by Tenant because of Tenant's insolvency.

     23.  Condition of property Upon Surrender.  Upon the expiration of the term
          ------------------------------------
of this Lease, or upon its sooner termination, for any reason, Tenant shall make any restorations required pursuant to Paragraph 6, shall peacefully vacate the leased premises and deliver the same and all improvements (except for those which the Tenant has the right to remove) in the condition required by paragraphs 6, 7 and 8, and shall surrender to Landlord all keys and other items of similar nature pertaining to the leased premises.

     24.  Waiver of Subrogation.  Landlord and Tenant each hereby waives all
          ---------------------
rights of recovery, claim, action, or cause of action for any property, loss or damage of the leased premises, leasehold improvements, or personal property of either party by reason of fire, the elements, or any other cause(s) which is insured or would have been insured under the terms of the insurance policies required hereunder. This paragraph shall apply so long as the insurance required under this Lease is no invalidated by this paragraph. Landlord and Tenant shall obtain such insurance which is not invalidated whenever possible.

     25.  Covenant of Quiet Enjoyment.  Landlord covenants and agrees that
          ---------------------------
Tenant, upon paying the rents reserved herein and observing and keeping the covenants, agreements and stipulations of this Lease on its part to be observed and kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the leased premises during the term of this Lease and any extension thereof, without hindrance, eviction or molestation by Landlord or any person or persons claiming under Landlord or claiming by a title superior to that of Landlord.

     26.  Notices.  All notices under this Lease shall be given by either
          -------
personal service or registered or certified mail, return receipt requested. Notices given by mail shall be addressed as follows:

          (a) Notice to be served upon Landlord shall be sent to Landlord addressed to:

          Salem Broadcasting Company
          2310 Ponderosa Drive, Suite 29
          Camarillo, California 93010

          (b) Notice to be served upon tenant shall be sent to Tenant addressed to:

          Golden Gate Broadcasting Company, Inc.
          2310 Ponderosa Drive, Suite 29
          Camarillo, California 93010

     All notices by mail shall be deemed served on receipt.

     Either party may change his address for notice purposes by giving notice of such changes as provided above.

     27.  Waiver.  A waiver by a party hereto of any default by the other party
          ------
hereto in the performance of any of the covenants, terms or condition of this Lease shall not constitute or be deemed a waiver of any subsequent or other default. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. The rights and remedies of a party under this Lease shall be cumulative and in addition to any rights given to it by law. The exercise of any right or remedy shall not impair a party's right to any other remedy.

     28.  Parties Bound and Benefitted.  The covenants and conditions herein
          ----------------------------
contained shall (subject to the provision as to assignment) apply to and bind the heirs, executors, administrators, assigns and successors in interest of all of the parties hereto.

     29.  Governing Law.  This Lease shall be governed by and subject to the
          -------------
Federal Communications Act, the rules and regulations of the FCC, and other federal laws as applicable; and the laws of the State of California, as to matters of local law and interpretation.

     30.  Amendments, Changes, or Additions to Statute.  Whenever reference is
          --------------------------------------------
made in this Lease to any provision of law, such reference applies to all amendments, changes and additions now or hereinafter made to such law.

     31.  Captions.  The captions of this Lease are not a portion of the
          --------
substantive terms hereof.

     32.  Miscellaneous.
          -------------

          32.1 This Lease contains the entire agreement between the parties respecting the Lease of the premises and all matters covered or mentioned herein. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          32.2 The illegality, invalidity or unenforceability of any provision of this Lease shall in no way impair or invalidate any other provision of this Lease, and such remaining provisions shall remain in full force and effect.

          32.3 As used in this Lease, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the other whenever the context so indicates. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          32.4 All exhibits attached to this Lease are hereby incorporated by this reference and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as to the date and year first above written.

                                  LANDLORD:


                                  By: /s/ Edward G. Atsinger III
                                     -----------------------------------------
                                     Edward G. Atsinger III
                                     General Partner



                                  TENANT:

                                  GOLDEN GATE BROADCASTING COMPANY, INC.


                                  By: /s/ Eric H. Halvorson
                                     -------------------------------------------
                                     Eric H. Halvorson
                                     Vice President

                                    EXHIBIT A

                                Transmitter Site

DESCRIPTION:

REAL PROPERTY IN THE CITY OF HAYWARD, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERN LINE OF THE 67.85 ACRE PARCEL OF LAND DESCRIBED IN THE DEED FROM JOSE T. BAPTISTA TO M. B. BETTENCOURT AND TONY A. BETTENCOURT, DATED JANUARY 15, 1924, RECORDED JANUARY 16, 1924, IN BOOK 591 OF OFFICIAL RECORDS OF ALAMEDA COUNTY, PAGE 355, SERIES NO. T/88764, SAID LINE BEING ALSO THE SOUTHERN LINE OF THE PARCEL OF LAND DESIGNATED "BETTENCOURT" ON THE "RECORD OF SURVEY, WILLIAM JOHNSON PROPERTY", ETC., FILED AUGUST 14, 1952, IN BOOK 3 OF RECORD OF SURVEYS, PAGE 32, IN THE OFFICE OF THE COUNTY RECORDER OF ALAMEDA COUNTY, DISTANT THEREON SOUTH 88(degrees) 31' 23" WEST 2969.87 FEET
FROM THE WESTERN LINE OF CLAWITER ROAD, OR COUNTY ROAD NO. 1649, AS THE SAME EXISTED 50 FEET WIDE, PRIOR TO THE WIDENING THEREOF, ON APRIL 5, 1960; RUNNING THENCE NORTH 1(degree) 00' 06" WEST 723.21 FEET TO THE SOUTHERN LINE OF THE
65.85 ACRE PARCEL OF LAND, DESCRIBED IN THE DEED FROM JOHN JOHNSON TO AUGUST LEWIS JOHNSON, DATED DECEMBER 4, 1896, RECORDED AUGUST 13, 1897, IN BOOK 620 OF DEEDS, PAGE 117, ALAMEDA COUNTY RECORDS; THENCE ALONG THE LAST NAMED LINE, SOUTH 88(degrees) 59' 54" WEST 675 FEET; THENCE SOUTH 1(degree) 00' 06" EAST 646.68 FEET TO SAID SOUTHERN LINE OF THE 67.85 ACRE PARCEL, 591 or 355; AND THENCE ALONG THE LAST NAMED LINE, SOUTH 69(degrees) 12' 33" EAST 216.72 FEET TO AN ANGLE POINT THEREON, AND NORTH 88(degrees) 31' 23" EAST 473.78 FEET TO THE POINT OF BEGINNING.

RESERVING THEREFROM, A NON-EXCLUSIVE EASEMENT FOR ALL PUBLIC UTILITY PURPOSES, IN, UNDER, OVER, ALONG AND ACROSS THE NORTHERN 10 FEET, RIGHT ANGLE MEASUREMENT THEREOF.

ALSO RESERVING THEREFROM, A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS, OVER, ALONG AND ACROSS THE NORTHERN 60 FEET RIGHT ANGLE
MEASUREMENT THEREOF.

SAID EASEMENTS TO BE APPURTENANT TO AND FOR THE BENEFIT OF THE REMAINING LANDS OF THE GRANTOR.